Fees Summary	Feb. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	240,662
Total Transaction Valuation	1,571,924,678
Total Offset Amount	0
Net Fee	$ 240,662